                                                                   Exhibit 10.04

                              DIAMOND OF CALIFORNIA

                                   401(k) PLAN

                          Effective Date: April 1, 2001

                                                                               .
                                                                               .
                                                                               .
                              DIAMOND OF CALIFORNIA

                                   401(K) PLAN

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Plan Restatement.........................................................     1
Statement of Purpose.....................................................     1
ARTICLE I DEFINITIONS....................................................     2
   1.1    Account:.......................................................     2
   1.2    Account Balance:...............................................     2
   1.3    Actual Contribution Ratio:.....................................     3
   1.4    Average Contribution Percentage:...............................     4
   1.5    Average Contribution Percentage Test:..........................     4
   1.6    Actual Deferral Ratio:.........................................     4
   1.7    Affiliated Company:............................................     5
   1.8    Alternate Payee:...............................................     5
   1.9    Annual Addition:...............................................     5
   1.10   Average Deferral Percentage:...................................     6
   1.11   Average Deferral Percentage Test:..............................     6
   1.12   Beneficiary:...................................................     6
   1.13   Benefit Commencement Date:.....................................     6
   1.14   Board:.........................................................     7
   1.15   Code:..........................................................     7
   1.16   Committee:.....................................................     7
   1.17   Company:.......................................................     7
   1.18   Compensation:..................................................     7
   1.19   Contract:......................................................     9
   1.20   Disability:....................................................     9
   1.21   Early Retirement Date:.........................................     9
   1.22   Effective Date:................................................     9
   1.23   Eligible Compensation:.........................................     9
   1.24   Eligible Employee:.............................................     9
   1.25   Employee:......................................................    10

                                TABLE OF CONTENTS
                                   (continued)

                                                                            PAGE
                                                                            ----
   1.26   Employment Date:...............................................    11
   1.27   Entry Date:....................................................    11
   1.28   ERISA:.........................................................    11
   1.29   Excess Aggregate Contributions:................................    11
   1.30   Excess Contributions:..........................................    11
   1.31   Former Participant:............................................    11
   1.32   Funding Agent:.................................................    12
   1.33   Highly Compensated Employee:...................................    12
   1.34   Highly Compensated Participant:................................    12
   1.35   Hour of Service:...............................................    12
   1.36   Inactive Participant:..........................................    14
   1.37   Investment Fund:...............................................    14
   1.38   Leased Employee:...............................................    14
   1.39   Limitation Year:...............................................    15
   1.40   Match Account:.................................................    15
   1.41   Matching Contributions:........................................    15
   1.42   Non-Highly Compensated Participant:............................    15
   1.43   Normal Retirement Date:........................................    15
   1.44   Officer:.......................................................    15
   1.45   Owner:.........................................................    16
   1.46   Participant:...................................................    16
   1.47   Participating Company:.........................................    16
   1.48   Plan:..........................................................    16
   1.49   Plan Manager:..................................................    16
   1.50   Plan Year:.....................................................    16
   1.51   Reemployment Date:.............................................    17
   1.52   Retirement Date:...............................................    17
   1.53   Rollover Account:..............................................    17

                                TABLE OF CONTENTS
                                   (continued)

                                                                            PAGE
                                                                            ----
   1.54   Rollover Contributions:........................................    17
   1.55   Salary Deferral:...............................................    17
   1.56   Salary Deferral Account:.......................................    17
   1.57   Separation from Service Date:..................................    17
   1.58   Spousal Consent:...............................................    17
   1.59   Spouse:........................................................    18
   1.60   Supplemental Contributions:....................................    18
   1.61   Supplemental Account:..........................................    18
   1.62   Top Paid Group:................................................    18
   1.63   Trustee:.......................................................    19
   1.64   Trust Fund:....................................................    19
   1.65   Valuation Date:................................................    19
   1.66   Year of Service:...............................................    20

ARTICLE II PARTICIPATION.................................................    20
   2.1    Plan Participation Requirements:...............................    20
   2.2    Special Transferred Participants:..............................    20
   2.3    Loss of Participant Status:....................................    20
   2.4    Change in Employment Status:...................................    21
   2.5    Rehire of Former Participant:..................................    21
   2.6    Rehire of Former Employee:.....................................    22

ARTICLE III CONTRIBUTIONS................................................    22
   3.1    Salary Deferrals:..............................................    22
   3.2    Timing of Salary Deferrals:....................................    23
   3.3    Return of Salary Deferrals to the Company:.....................    23
   3.4    Matching Contributions:........................................    24
   3.5    Supplemental Contributions:....................................    25
   3.6    Rollovers from Other Qualified Plans:..........................    25
   3.7    Date of Contributions:.........................................    26

                                TABLE OF CONTENTS
                                   (continued)

                                                                            PAGE
                                                                            ----
   3.8    Discrimination Test Requirements:..............................    26
   3.9    Adjustment of Salary Deferrals and Matching Contributions:.....    29

ARTICLE IV PARTICIPANT'S CREDIT IN THE TRUST FUND........................    33
   4.1    Accounts:......................................................    33
   4.2    Maximum Annual Addition:.......................................    34
   4.3    Investment Options.............................................    35
   4.4    Participant Directed Investments...............................    35
   4.5    Transfers Between Investment Funds.............................    36
   4.6    Valuation of Funds and Allocation of Earnings..................    36
   4.7    Committee Action in the Event a Recipient Cannot Be Located:...    36

ARTICLE V PAYMENT OF BENEFITS............................................    37
   5.1    Amount of Distribution from Participant's Accounts:............    37
   5.2    Vesting:.......................................................    38
   5.3    Form of Distribution:..........................................    38
   5.4    Timing of Distributions:.......................................    38
   5.5    Rehire of Former Participant:..................................    40
   5.6    Hardship Withdrawals of Salary Deferrals:......................    40
   5.7    Withdrawals of Matching Contributions:.........................    43
   5.8    Withdrawals of Rollover Contributions:.........................    43
   5.9    Withdrawals After Attaining Age Fifty-Nine and One-Half
             (59-1/2) ...................................................    43
   5.10   Allocation Among Trust Funds:..................................    43
   5.11   Direct Rollover of Eligible Rollover Distributions:............    43

ARTICLE VI DESIGNATION OF BENEFICIARY....................................    45
   6.1    General:.......................................................    45
   6.2    Absence of Proper Designation:.................................    45
   6.3    Consent of Spouse:.............................................    46
   6.4    Authentication:................................................    46

ARTICLE VII COMMITTEE....................................................    46

                                TABLE OF CONTENTS
                                   (continued)

                                                                            PAGE
                                                                            ----
   7.1    Designation of Committee Members:..............................    46
   7.2    Transaction of Committee Business:.............................    46
   7.3    Delegation to Act on Behalf of the Committee:..................    47
   7.4    Compensation of Committee Members:.............................    47
   7.5    Disqualification of Committee Member:..........................    47
   7.6    Powers and Duties of Committee in Administering the Plan:......    48
   7.7    Powers and Duties of the Committee with Respect to the Trust
             Fund:.......................................................    49
   7.8    Responsibility for Distributions from the Trust Fund:..........    49
   7.9    Claims Procedure:..............................................    50
   7.10   Procedure for Qualified Domestic Relations Orders:.............    52
   7.11   Fiduciaries:...................................................    53
   7.12   Indemnification:...............................................    54

ARTICLE VIII RIGHTS UNDER THE PLAN.......................................    54
   8.1    Right to Plan Benefits:........................................    54
   8.2    Employment Rights under the Plan:..............................    54
   8.3    Assignment of Rights:..........................................    54
   8.4    Veterans Reemployment Rights...................................    55
   8.5    Incompetency:..................................................    55

ARTICLE IX AMENDMENT OF PLAN.............................................    55
   9.1    Right to Amend Plan:...........................................    55
   9.2    Protection of Participants' Rights:............................    55
   9.3    Mergers, Consolidations and Transfers:.........................    56

ARTICLE X TERMINATION OF PLAN............................................    56
   10.1   General:.......................................................    56
   10.2   Distribution:..................................................    56

ARTICLE XI CONSTRUCTION AND ENFORCEMENT OF PLAN..........................    57
   11.1   Governing Legal Entity:........................................    57
   11.2   Text to Control:...............................................    57

                                TABLE OF CONTENTS
                                   (continued)

                                                                            PAGE
                                                                            ----
   11.3   Gender:........................................................    57
   11.4   Severability:..................................................    57
   11.5   Liability:.....................................................    58

ARTICLE XII TOP HEAVY PLAN...............................................    58
   12.1   Precedence of Section:.........................................    58
   12.2   Definitions:...................................................    58
   12.3   Determination of Top Heavy Plan:...............................    60
   12.4   Vesting in Top Heavy Plan Year:................................    61
   12.5   Minimum Benefit Under Top Heavy Plan:..........................    61
   12.6   Two or More Plans:.............................................    62

ARTICLE XIII LOANS.......................................................    62
   13.1   General:.......................................................    62
   13.2   Amount of Loan:................................................    64
   13.3   Default:.......................................................    64

                              DIAMOND OF CALIFORNIA
                                   401(k) PLAN

                                   ----------

                                Plan Restatement

Diamond Walnut Growers, Inc. (AKA Diamond of California, the "Company") established the Diamond of California 401(k) Plan effective August 1, 2000 (the "Plan"), for the benefit of its eligible employees and the eligible employees of Participating Companies. Before August 1, 2000, the Company was one of the participating companies in the Sun-Diamond Growers of California Employee Retirement Savings Plan, which was initially established effective August 1, 1987. The Sun-Diamond Growers of California Employee Retirement Savings Plan account balances of employees of the Company and Participating Companies were transferred to the Plan effective August 1, 2000.

The Plan is restated in its entirety effective April 1, 2001. The purpose of the restatement is to amend the Plan to provide for a discretionary matching contribution and to add an age 21 and service eligibility requirements for all temporary, seasonal and project Employees.

                              Statement of Purpose

The Company intends to operate the Plan and Trust for the purpose of enabling Eligible Employees of the Company and their Beneficiaries to provide for their retirement income requirements. The Plan is intended to qualify under Code
Section 401(a) as a profit sharing plan with a qualified cash or deferred arrangement that satisfies Code Section 401(k) and is funded by a trust intended to be exempt from tax under Code Section 501(a).

Except as otherwise stated, the provisions of the Plan as amended and restated shall not apply to the benefits payable to or on account of an employee who retired or whose employment with the Company or any adopting employer terminated before April I, 2001. The rights and benefits of such an employee shall be determined under the Plan as in effect when the employee retired or terminated employment.

Moreover, notwithstanding any provision of this Plan to the contrary, no benefit accrued under the Plan and protected under Code Section 411(d)(6) and regulations thereunder, shall be reduced or eliminated by this Plan or any subsequent amendment except as permitted by law.

                              DIAMOND OF CALIFORNIA
                                   401(k) PLAN

Diamond Walnut Growers, Inc. hereby restates and amends in its entirety the Diamond of California 401(k) Plan effective April 1, 2001 (the "Plan").

                                    ARTICLE I

                                   DEFINITIONS

The following terms, whenever used in the Plan and capitalized shall have the meanings set forth below, unless a different meaning is plainly required by the context.

1.1  Account:

     "Account" means the record(s) maintained to record a Participant's (or Former Participant's, Inactive Participant's, Beneficiary's or Alternate Payee's) interest in the Plan. Each Participant's Account may include:

     (a)  Salary Deferral Account

     (b)  Matching Account

     (c)  Supplemental Account

     (d)  Rollover Account

     (e)  Loan Account

1.2  Account Balance:

     "Account Balance" means, as of any date, the amount credited to an Account of an individual as of the Valuation Date coincident with or immediately preceding such date plus any contributions and minus any distributions made therefrom since such Valuation Date.

1.3  Actual Contribution Ratio:

     "Actual Contribution Ratio" means the percentage (calculated to the nearest one-hundredth of one percent (0.01%)) obtained with respect to each Highly Compensated Participant and each Non-Highly Compensated Participant by dividing (a) by (b), where (a) and (b) are defined as follows:

     (a)  Matching Contributions:

          (1) Matching Contributions (as described in Section 3.4) made on behalf of such individual during the Plan Year, plus,

          (2) Where such individual is a Highly Compensated Participant, any matching contributions and after tax contributions subject to Code Section 401(m) made on behalf of such individual to such plan maintained by an Affiliated Company, plus

          (3) Where applicable, any qualified non-elective contributions or qualified matching contributions made on behalf of such individual under any other plan of an Affiliated Company that is aggregated with the Plan in order to meet the requirements of Code Section 401(a)(4) or 410(b) (other than Code Section 410(b)(2)(A)(ii)), plus,

          (4) If elected by the Committee, elective contributions, qualified non-elective contributions or qualified matching contributions made by or on behalf of such individual under any other cash or deferred arrangement maintained by an Affiliated Company; provided that such combined arrangement (and the plans of which it is a part) satisfies the requirements of Code Section 401(a)(4) and 410(b).

     (b)  Compensation:

          The  Compensation earned by such individual for the Plan Year.

1.4  Average Contribution Percentage:

     "Average Contribution Percentage" means, for the group of Highly Compensated Participants and separately, for the group of Non-Highly Compensated Participants, the average of the Actual Contribution Ratios.

1.5  Average Contribution Percentage Test:

     "Average Contribution Percentage Test" means the test described in Section
     3.8 of the Plan.

1.6  Actual Deferral Ratio:

     "Actual Deferral Ratio" means the percentage obtained with respect to each Highly Compensated Participant and each Non-Highly Compensated Participant (calculated to the nearest one-hundredth of one percent (0.01%)) by dividing (a) by (b), where (a) and (b) are defined as follows:

     (a)  Salary Deferrals:

          (1) Salary Deferrals made by such individual during the Plan Year (as described in Section 3.1), plus,

          (2) Where such individual is a Highly Compensated Participant, any salary reduction or salary deferral contributions subject to Code
               Section 401(k) made on behalf of such individual to any plan maintained by an Affiliated Company, plus,

          (3) Where applicable, any salary reduction contributions, salary deferral contributions, qualified non-elective contributions or qualified matching contributions made by such individual under any other plan of an Affiliated Company that is aggregated with the Plan in order to meet the requirements of Code Section 401(a)(4) or 410(b) (other than Code Section 410(b)(2)(A)(ii)), plus,

          (4) If elected by the Committee, elective contributions, qualified non-elective contributions or qualified matching contributions made by or on behalf of such individual under any other cash or deferred arrangement maintained by an Affiliated Company; provided that such combined arrangement (and the plans of which it is a part) satisfies the requirements of Code Section 401(a)(4) and 410(b).

     (b)  Compensation:

          The Compensation earned by such individual for such Plan Year.

1.7  Affiliated Company:

     "Affiliated Company" means the Company and each organization which is either (i) a member of a controlled group with the Company, as defined in Code Sections 414(b) and 414(c), or (ii) a member of an affiliated service group with the Company, as defined in Code Sections 414(m) and (o). For purposes of Section 4.2, an "Affiliated Company" shall be determined by substituting "more than 50%" for "at least 80%" where the latter would otherwise apply in Code Sections 414(b) or 414(c).

1.8  Alternate Payee:

     "Alternate Payee" means a spouse, former spouse or child of a Participant to whom Plan benefits are payable in accordance with a "qualified domestic relations order" as determined pursuant to Section 7.10. Whenever the rights of a Participant are stated or limited herein, his Alternate Payee(s) shall be bound by such statement or limitation.

1.9  Annual Addition:

     "Annual Addition" means, with respect to each Participant for any Limitation Year, the aggregate of:

     (a)  Salary Deferrals:

          Salary Deferrals made by the Participant under Section 3.1.

     (b)  Matching Contributions:

          Matching Contributions made on behalf of Participants as provided under Section 3.4.

     (c)  Post-Retirement Medical Benefits:

          In the event a Participating Company pre-funds post retirement medical benefits in accordance with Code Section 419A(d), any amount allocated to the separate account of a Participant who is a Key Employee as defined in Section 12.2(b).

     (d)  Company Contributions:

          Company Contributions made on such individuals behalf by a Participating Company as provided under Section 12.5.

     (e)  Supplemental Contributions:

          Supplemental Contributions made on behalf of Participants as provided under Section 3.5,

     Salary Deferrals that are distributed because they are in excess of the limit of Code Section 402(g) will be considered an Annual Addition unless the distribution is made on or before April 15 following the year of deferral.

1.10 Average Deferral Percentage:

     "Average Deferral Percentage" means, for the group of Highly Compensated Participants and separately, for the group of Non-Highly Compensated Participants, the average of the Actual Deferral Ratios.

1.11 Average Deferral Percentage Test:

     "Average Deferral Percentage Test" means the test described in Section 3.8 of the Plan.

1.12 Beneficiary:

     "Beneficiary" means any person or persons actually entitled, as provided in
     Article VI hereof, to receive benefits by reason of the death of a Participant. Whenever the rights of a Participant are stated or limited herein, his Beneficiary(ies) shall be bound by such statement or limitation.

1.13 Benefit Commencement Date:

     "Benefit Commencement Date" means the date as of which a benefit is paid.

1.14 Board:

     "Board" means the Board of Directors of Diamond Walnut Growers, Inc. (AKA Diamond of California).

1.15 Code:

     "Code" means the Internal Revenue Code of 1986 as amended from time to time.

1.16 Committee:

     "Committee" means the administrative committee appointed and acting in accordance with Article VII of this Plan.

1.17 Company:

     "Company" means Diamond Walnut Growers, Inc., (AKA Diamond of California) or any successor to all or a major portion of its assets or business that adopts the Plan.

1.18 Compensation:

     "Compensation" shall have the applicable meaning described below:

     (a)  Contributions:

          For the purpose of making Salary Deferrals and Matching Contributions, Compensation shall be determined in accordance with paragraph (b) but shall be determined (i) on a Participating Company rather than an Affiliated Company basis and (ii) received while the Employee is eligible to make Salary Deferrals.

     (b)  In General; Determination of Highly Compensated Employees:

          For the purpose of determining Eligible Compensation as defined in
          Section 1.23, for purposes of determining Highly Compensated Employees and the Top Paid Group, and Code Section 415 purposes, Compensation means all amounts paid or made available to an Employee by an Affiliated Company for a Plan Year, including (i) salary, commissions, bonuses and overtime as they are required to be included in the annual calendar year compensation reported in Box 10 (Compensation) on Internal Revenue Form W-2, (ii) Salary Deferrals, and (iii) any salary deferral or salary reduction amounts to a plan of an Affiliated

          Company (including a plan described in Sections 125, 401(k) and 403(b) of the Code).

     (c)  Discrimination Tests:

          For the purpose of calculating the Actual Deferral Ratios and the Actual Contribution Ratios, unless the Committee elects otherwise in accordance with Code Section 414(s) and the regulations thereunder, Compensation shall be determined in accordance with paragraph (b).

     (d)  Top Heavy Test:

          (1) For the purpose of applying the top heavy provisions of Article XII of the Plan (except as provided in paragraph (d)(2) below), Compensation shall be determined in accordance with paragraph
               (b).

          (2) For the purpose of determining Key Employees, Compensation shall be determined in accordance with paragraph (b).

     (e)  Limitation:

          In applying paragraphs (a), (c) and (d)(1) above (but not paragraphs
          (b) and (d)(2)), Compensation shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $170,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Code Section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding twelve (12) months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than twelve (12) months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is twelve (12).

1.19 Contract:

     "Contract" means a group annuity contract between a legal reserve life insurance company licensed to conduct business in the State of California and to issue contracts for the purpose of providing retirement benefits and Diamond of California, and any amendments thereto, or any successor contract.

1.20 Disability:

     "Disability" means a physical or mental condition that entitles a Participant either to benefits under a Participating Company's long-term disability plan or to benefits under Social Security Disability Insurance.

1.21 Early Retirement Date:

     "Early Retirement Date" means the date a Participant retires from an Affiliated Company prior to his Normal Retirement Date but after his attainment of age fifty (50).

1.22 Effective Date:

     "Effective Date" means April 1, 2001, for this restatement. The Plan's original effective date is August 1, 2000.

1.23 Eligible Compensation:

     "Eligible Compensation" means Compensation, as defined in Section 1.18(a), earned while the Employee is eligible to make Salary Deferrals.

1.24 Eligible Employee:

     "Eligible Employee" means each Employee of a Participating Company except the following:

     (a) Any Employee who has not attained age 18 and is not a temporary, seasonal or project Employee,

     (b) Any Employee who has not attained age 21 and is a temporary, seasonal or project Employee,

     (c) Each Employee whose conditions of employment are covered by the terms of a collective bargaining agreement in which retirement benefits were the subject of good faith bargaining, unless such agreement specifically provides for coverage under this Plan,

     (d) Any Employee who is a nonresident alien and who receives no income (within the meaning of Code Section 911(d)(2)) from an Affiliated Company which constitutes income from sources within the United States (within the meaning of Code Section 861 (a)(3)), and

     (e)  Any Employee who is a Leased Employee.

1.25 Employee:

     "Employee" means any person receiving Compensation for services rendered to an Affiliated Company, including a Leased Employee, but excluding the following:

     (a)  Director:

          Any person serving as a director only; or

     (b)  Independent Contractor:

          Any person who is an independent contractor and for whom an Affiliated Company is not required to make Social Security contributions.

     Notwithstanding any Plan provision to the contrary, however, "Employee" shall exclude any individual retained by an Affiliated Company to perform services for the Affiliated Company (for either a definite or indefinite duration) and is characterized thereby as a fee-for-service worker or independent contractor or in a similar capacity (rather than in the capacity of a common law employee), regardless of such individual's status under common law, including, without limitation, any such individual who is or has been determined by a third party, including, without limitation, a government agency or board or court or arbitrator, to be an employee of the Affiliated Company for any purpose, including, without limitation, for purposes of any employee benefit plan of the Affiliated Company (including this Plan) or for purposes of federal, state or local tax withholding, employment tax or employment law.

1.26 Employment Date:

     "Employment Date" means the date on which an Employee is first credited with an Hour of Service with an Affiliated Company.

1.27 Entry Date:

     "Entry Date" means the first day of any payroll period.

1.28 ERISA:

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.29 Excess Aggregate Contributions:

     "Excess Aggregate Contributions" means, with respect to any Plan Year, the excess of the aggregate amount of the Matching Contributions (and any qualified nonelective contribution taken into account in computing the Actual Contribution Percentage) actually made on behalf of Highly Compensated Participants for the Plan Year, over the maximum amount of contributions permitted under the Actual Contribution Percentage Test.

1.30 Excess Contributions:

     "Excess Contributions" means with respect to any Plan Year, the excess of the aggregate amount of Salary Deferrals taken into account in computing the Actual Deferral Percentage of Highly Compensated Participants, over the maximum amount of such contributions permitted under the Average Deferral Percentage Test, as determined in accordance with Section 3.8.

1.31 Former Participant:

     "Former Participant" means any former Employee who is entitled to receive a distribution under the Plan.

1.32 Funding Agent:

     "Funding Agent" means any legal reserve life insurance company or trustee selected by the Employer to receive Plan contributions and to pay the benefit under and in accordance with the terms of the Plan.

1.33 Highly Compensated Employee:

     (a)  Highly Compensated Employee:

          "Highly Compensated Participant" means a Highly Compensated Employee who is an Eligible Employee (a) who has satisfied the requirements of
          Section 2.1, (b) who has an Account, (c) is directly or indirectly eligible to make salary deferral or salary reduction contributions to a plan that is aggregated with the Plan in calculating Actual Deferral Ratios, or (d) is directly or indirectly eligible to receive matching contributions or make after tax contributions to a plan that is aggregated with the Plan in calculating Actual Contribution Ratios.

     (b)  Former Highly Compensated Employee:

          A "Former Highly Compensated Employee" is (i) a former Employee who was a Highly Compensated Employee when he separated from service, or
          (ii) a former Employee who was a Highly Compensated Employee at any time after attaining age 55.

1.34 Highly Compensated Participant:

     "Highly Compensated Participant" means a Highly Compensated Employee who is an Eligible Employee (a) who has satisfied the requirements of Section 2.1,
     (b) who has an Account, or (c) is directly or indirectly eligible to make salary deferral or salary reduction contributions to a plan that is aggregated with the Plan in calculating Actual Deferral Ratios.

1.35 Hour of Service:

     "Hour of Service" means, and each Employee will be credited with an Hour of Service, as follows:

     (a)  In General:

          For each Employee for whom an Affiliated Company maintains an hourly service record:

          (1)  Performance of Duties:

               Each hour for which an Employee is directly or indirectly paid or entitled to payment by an Affiliated Company for the performance of duties. These hours shall be credited to the Employee for the computation period or periods in which the duties are performed;

          (2) To the extent not included in paragraph (1), each hour, for which an Employee is directly or indirectly paid or entitled to payment by an Affiliated Company for reasons (such as vacation, sickness, or disability) other than for the performance of duties; provided that no more than 501 hours shall be credited on account of any single continuous period during which the Employee performs no services. These hours shall be credited to the Employee for the computation period or periods in which such hours accrued; and to the extent not included in paragraphs (1) or (2), each hour for which back pay, irrespective of mitigation of damage, has been either awarded or agreed to by an Affiliated Company. These hours shall be credited to the Employee in accordance with the provisions of paragraphs (1) or (2) for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment was made.

     (b)  Military Service:

          Each Employee in the compulsory or wartime military service of the United States shall be credited with his normally schedule Hours of Service for each week of such military service, provided that he returns to the employ of an Affiliated Company within the period provided by law after completing such compulsory or wartime service (unless failure to return is caused by his death or disability), to the extent required by law.

     (c)  Department of Labor Regulations:

          The number of an Employee's Hours of Service and the Plan Year or other computation period to which they are to be credited will be determined in accordance with Section 2530.200b-2 of the Rules and Regulations for Minimum Standards for Employee Benefit Pension Plans, which Section is hereby incorporated by reference into this Plan.

1.36 Inactive Participant:

     "Inactive Participant" means a Participant who remains an Employee but ceases to be an Eligible Employee.

1.37 Investment Fund:

     "Investment Fund" means each pooled investment fund, interest-bearing deposit, fixed income contract, or any suitable investment product designated by the Committee as an investment option in which a participant may elect to have his Accounts invested, as provided in Article IV.

1.38 Leased Employee:

     "Leased Employee" means any person (other than an Employee) who pursuant to an agreement between the recipient and any other person (a "leasing organization") has performed services for the recipient on a substantially full-time basis for a period of at least one (1) year, and such services are performed under primary direction or control by the recipient employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer. Notwithstanding anything to the contrary in this Section, no individual shall be treated as a Leased Employee if (i) he or she is covered by a money purchase pension plan maintained by the leasing organization providing (a) a non-integrated employer contribution rate of at least (10%) of compensation, (b) immediate participation as required under Code Section

     414(n), and (c) full and immediate vesting and (ii) Leased Employees (determined without regard to clause (i)) do not constitute more than twenty percent (20%) of all Employees.

1.39 Limitation Year:

     "Limitation Year" means the Plan Year.

1.40 Match Account:

     "Match Account" means the Account established to record a Participant's Matching Contributions.

1.41 Matching Contributions:

     "Matching Contributions" means a contribution as described by Section 3.4.

1.42 Non-Highly Compensated Participant:

     "Non-Highly Compensated Participant" means an Employee who is not a Highly Compensated Employee and (a) who has satisfied the requirements of Section 2.1, and (b) who has an Account.

1.43 Normal Retirement Date:

     "Normal Retirement Date" means a Participant's sixtieth (60th) birthday.

1.44 Officer:

     "Officer" means, for any period:

     (a) An administrative executive who provides regular and continued service for any Affiliated Company and whose annual Compensation during the applicable period is in excess of fifty percent (50%) of the amount in effect under Code Section 415(b)(1)(A) for such period; provided that if no officer receives such amount of Compensation, the officer who receives the highest Compensation shall be an Officer.

     (b) Notwithstanding the above, the number of Officers shall not exceed the lesser of:

          (1)  Fifty (50) Employees, or

          (2) The greater of three (3) Employees or ten percent (10%) of Employees.

     (c) In determining the number of Officers, Employees excluded in determining the Top Paid Group shall be excluded.

1.45 Owner:

     "Owner" means, with respect to a corporation, a person who owns, directly or indirectly, an interest in the stock of the corporation. Percentage ownership shall be determined using the greater of the percentage of outstanding stock owned based upon value or upon voting rights. With respect to a non-corporate entity, "Owner" means a person who owns, directly or indirectly, an interest in the capital or profits of that entity. In determining the percentage of ownership in either a corporation or non-corporate entity, the attribution rules described in Code Section 416(i)(1) shall apply.

1.46 Participant:

     "Participant" means any Eligible Employee who (a) has satisfied the requirements of Section 2.1 or (b) who has an Account.

1.47 Participating Company:

     "Participating Company" means the Company and each other Affiliated Company that adopts with the approval of the Board this Plan. Adopting Employers currently include the Diamond Nut Company.

1.48 Plan:

     "Plan" means the Diamond of California 401(k) Plan and underlying Trust Fund, solely as described in this document and all subsequent amendments thereto.

1.49 Plan Manager:

     "Plan Manager" means the individual appointed by the Committee under the terms of Section 7.6.

1.50 Plan Year:

     "Plan Year" means the calendar year.

1.51 Reemployment Date:

     "Reemployment Date" means the date an Employee is first credited with an Hour of Service following his Separation from Service Date.

1.52 Retirement Date:

     "Retirement Date" means a Participant's Separation from Service Date occurring on or after his Normal Retirement Date or Early Retirement Date.

1.53 Rollover Account:

     "Rollover Account" means the Account established for each Participant electing to make contributions in accordance with Section 3.6, in which shall be recorded the amounts of his Rollover Contributions, adjustments, withdrawals, and all other information affecting the value of such Account.

1.54 Rollover Contributions:

     "Rollover Contributions" means the contributions as described in Section
     3.6.

1.55 Salary Deferral:

     "Salary Deferral" means an amount which a Participant elects to defer from his Eligible Compensation as described in Section 3.1.

1.56 Salary Deferral Account:

     "Salary Deferral Account" means the Account established to record a Participant's Salary Deferrals.

1.57 Separation from Service Date:

     "Separation from Service Date" means the date on which a Participant permanently terminates employment with all Affiliated Companies.

1.58 Spousal Consent:

     "Spousal Consent" means the written consent of the Participant's Spouse to the designation of a specific non-spouse Beneficiary or Beneficiaries by the Participant (which designation may not be changed without further Spousal Consent), which consent shall be witnessed by a Plan representative or a notary public. Written Spousal Consent shall not be required if it is established to the satisfaction of a Plan representative that such consent cannot be obtained because there is no Spouse, or the Spouse cannot be located, or such other circumstances exist as may be prescribed by applicable regulations. Once made, a Spousal Consent shall be irrevocable unless the Participant changes his Beneficiary designation; upon such event, a Spousal Consent shall be deemed to be revoked. Any such written Spousal Consent, or establishment that such consent cannot be obtained, shall be effective only with respect to that Spouse.

1.59 Spouse:

     "Spouse" means the Participant's legally married wife or husband at the earlier of the Participant's Benefit Commencement Date or date of death.

1.60 Supplemental Contributions:

     "Supplemental Contributions" means a contribution as described by Section 3.5.

1.61 Supplemental Account:

     "Supplemental Account" means the Account established to record a Participant's Supplemental Contributions.

1.62 Top Paid Group:

     "Top Paid Group" means the top twenty percent (20%) of Employees of all Affiliated Companies for any applicable period when ranked in order of Compensation. In determining the number of Employees to be included in the Top Paid Group, the following Employees shall be excluded:

     (a)  New Hires:

          Employees employed for less than a total of six (6) months in the tested year or the preceding year;

     (b)  Part-Time Employees:

          Employees who normally work less than seventeen and one-half (17-1/2) hours per week;

     (c)  Seasonal Employees:

          Employees who normally work less than six (6) months per year;

     (d)  Under Age:

          Employees who have not yet attained age twenty-one (21);

     (e)  Union Employees:

          Employees covered by a collective bargaining agreement, except to the extent provided by regulation, and

     (f)  Nonresident Aliens:

          Employees who are classified as nonresident aliens and who have no United States source earned income.

     Notwithstanding anything to the contrary in this Section, the Company may elect, on a consistent and uniform basis, to apply paragraphs (a), (b), (c) and/or (d) above on the basis of a shorter period of service, smaller number of hours or months, or lower age than specified above and may apply paragraphs (b) and/or (c) on an individual or group basis.

1.63 Trustee:

     "Trustee" means the person or entity named as trustee herein or in any separate trust agreement forming a part of this Plan, and any successors.

1.64 Trust Fund:

     "Trust Fund" means the trust fund created and maintained under the trust agreement for the purpose of holding the assets of and funding the benefits provided by the Plan.

1.65 Valuation Date:

     "Valuation Date" means each date on which the Committee directs the Funding Agent to determine the fair market value of assets held in the Trust Fund.

1.66 Year of Service:

     "Year of Service" means a computation period during which an Employee is credited with 1,000 Hours of Service. An Employee's initial computation period is the twelve-month period commencing on the Employee's Employment Date. The second computation period commences on the first day of the Plan Year that begins during the initial computation period, and thereafter, the computation period is the Plan Year.

                                   ARTICLE II

                                  PARTICIPATION

2.1  Plan Participation Requirements:

     Each Eligible Employee who was a Participant as of March 31, 2001, shall continue to be a Participant on the Effective Date. An Eligible Employee becomes a Participant on the first Entry Date coincident with or next following his Employment Date. Any Eligible Employee who is a temporary, seasonal or project Employee and who is first credited with an Hour of Service on or after May 1, 2001, shall become a Participant on the January 1st or July 1st next following the date he completes one Year of Service.

2.2  Special Transferred Participants:

     Any Eligible Employee who was an employee of Sun Growers of California on August 1, 2000 who later transferred to the Company or a Participating Company on or before December 31, 2000, shall become a Participant on his Employment Date and his account under the Sun-Diamond Growers of California Employee Retirement Savings Plan shall be transferred to the Trust Fund.

2.3  Loss of Participant Status:

     (a)  Inactive Participant:

          A Participant shall become an Inactive Participant when he ceases to be an Eligible Employee and he continues to be an Employee. An Inactive Participant shall not be entitled to make any Salary Deferrals or to receive any Matching

          Contributions. However, his Account(s) shall continue to share in Plan investment gains and losses while he is an Inactive Participant.

     (b)  Former Participant:

          A Participant shall become a Former Participant on the date following his Separation from Service Date (including Separation from Service because of Disability), and will remain a Former Participant until the date he is paid the Plan benefit to which he is entitled in accordance with the provisions of Article V or is rehired by a Participating Company. A Former Participant shall not be entitled to make any Salary Deferrals or to receive any Matching Contributions. However, his Account(s) shall continue to share in Plan investment gains and losses until the Valuation Date immediately preceding his Benefit Commencement Date.

2.4  Change in Employment Status:

     (a)  Change in Union Status:

          If an Employee becomes an Eligible Employee because he ceases to be covered by a collective bargaining agreement, he shall become a Participant on the Entry Date coincident with or next following the effective date of his change in status.

     (b)  Change in Employment Status:

          If an Employee's status changes from temporary, seasonal or project Employee to full time Employee, he shall become a Participant on the first Entry Date coincident with or next following the effective date of his change in status.

2.5  Rehire of Former Participant:

     Each Participant who ceases to be an Eligible Employee (including loss due to termination of employment with an Affiliated Company) and who, thereafter becomes an Eligible Employee, shall subsequently become an active Participant as of the date that he regains the status of an Eligible Employee.

2.6  Rehire of Former Employee:

     Each Employee who did not become a Participant because he was not an Eligible Employee on the applicable Entry Date and who terminates from an Affiliated Company and is rehired, shall become an active Participant as of the earlier of the first payroll period coinciding with or next following his Reemployment Date (if then an Eligible Employee) or the first payroll period coinciding with or next following the date that he becomes an Eligible Employee.

                                   ARTICLE III

                                  CONTRIBUTIONS

3.1  Salary Deferrals:

     Each Participant may elect to have a portion of his Eligible Compensation allocated to his Salary Deferral Account, in accordance with the following provisions:

     (a)  Salary Deferral:

          Each active Participant shall be provided the opportunity to elect to defer a percentage or specific whole dollar amount of his Eligible Compensation, effective as soon as administratively feasible after the Participant completes the applicable forms (generally the first day of the payroll period following receipt of the completed forms by the Participating Company), subject to the limitations described in
          Section 3.1(c). All Salary Deferrals shall be made pursuant to a written agreement authorizing regular payroll withholding by the Participating Company.

     (b)  Cessation of Salary Deferrals:

          A Participant may direct his Participating Company to cease Salary Deferrals effective as soon as administratively feasible after the Participant completes the applicable forms (generally the first day of the payroll period following receipt of the completed forms by the Participating Company). Written notice to such effect must be delivered by the Participant to his Participating Company prior to the effective date of the cessation of Salary Deferrals.

     (c)  Amount of Salary Deferrals:

          A Participant shall be entitled to defer at least one percent (1%) but no more than a maximum percent which shall be set from time to time by resolution of the Committee, not to exceed 20% of his Eligible Compensation, in increments of one percent (1%) or in a whole dollar amount. The sum of Salary Deferrals plus any other elective contribution made to any plan maintained by an Affiliated Company on behalf of a Participant shall not exceed ten thousand five hundred dollars ($10,500) or such greater amount as may be allowed under Code
          Section 402(g)(5) in any calendar year. For each Plan Year, to the extent allowed by law, any Salary Deferrals exceeding such amount shall be returned to the Participant.

     (d)  Change in Salary Deferrals:

          Each Participant shall have the opportunity to increase or decrease his Salary Deferral percentage effective as soon as administratively feasible after the Participant completes the applicable forms (generally the first day of the payroll period following receipt of the completed forms by the Participating Company).

     (e)  Manner of Election:

          The Committee shall establish uniform and nondiscriminatory rules governing the manner and method by which Salary Deferrals are made and, from time to time, may modify or change such rules.

3.2  Timing of Salary Deferrals:

     Each Participating Company shall transmit Salary Deferrals to the Trust Fund as soon as required under DOL Reg. Section 2510.3-102.

3.3  Return of Salary Deferrals to the Company:

     (a)  Return of Contributions:

          Salary Deferrals are contingent upon their deductibility under Code
          Section 404. Any Plan contribution shall be returned by the Trustee or Funding Agent to the Participating Companies, from the Trust Fund if

          (1) They were made in excess of the amount deductible by the Participating Companies for the taxable year, or

          (2) They were made because of a reasonable mistake as to the facts and circumstances existing at the time the contributions were made.

          As soon as practicable following the return of funds to the Participating Companies under this paragraph (a), such funds (plus investment earnings and less losses thereon), shall be paid to the individuals making such contributions.

     (b)  Limitation:

          Any return of Salary Deferrals under paragraph (a) shall be limited, respectively, to:

          (1) That portion in excess of the amount deductible by the Participating Companies for the taxable year, or that portion of the contribution attributable to a reasonable mistake of fact.

          (2) Any such return must be made within one year of the date the Salary Deferral was made.

3.4  Matching Contributions:

     The Company shall make a Matching Contribution each payroll period on behalf of each Participant who has had Salary Deferrals made on his behalf during the payroll period. The Matching Contribution made on a Participant's behalf shall be equal to 50% of the first 6% of the Participant's Compensation deferred into the Plan as Salary Deferrals for the payroll period. Matching Contributions shall not exceed the lesser of 3% of a Participant's Compensation for the Plan Year or the maximum amount permissible under Sections 3.8 and 4.2.

3.5  Supplemental Contributions:

     The Company may, in its discretion, make a Supplemental Contribution for any Plan Year for the purpose of passing the tests described in Section
     3.8. Supplemental Contributions are intended to be qualified nonelective contributions or qualified matching contributions and shall be made only if the applicable requirements of Code Section 401(m) and Treasury Regulation Sections 1.041(k)-1(g)(13) and 1.401(m)-l(b)(5) are satisfied. Supplemental Contributions shall be allocated to a Participant's Supplemental Account in a manner that does not discriminate in favor of Highly Compensated Participants. Supplemental Contributions shall be allocated to Non-Highly Compensated Participants who are Participants on whose behalf Salary Deferrals have been made or such other category of Non-Highly Compensated Participants as selected by the Committee.

3.6  Rollovers from Other Qualified Plans:

     Each Participant in the Plan or each Employee who is expected to be eligible to participate in the Plan who, as a result of a termination of another qualified plan, termination of employment, disability, or attainment of age fifty-nine and one-half (59-1/2), has had distributed his entire interest in a plan that meets the requirements of Code Section 401(a) (the "Other Plan") may, in accordance with procedures approved by the Committee, transfer the distribution received from such Other Plan to the Trust Fund provided the following conditions are met:

     (a) The distribution from the Other Plan is an "eligible rollover distribution" as defined in Code Section 401(a)(31); and

     (b) The rollover (other than a direct rollover of an eligible rollover distribution described in Section 5.11) occurs on or before the sixtieth (60th) day following his receipt of such distribution from the Other Plan (or from an Individual Retirement Account which consisted solely of prior distributions from the Other Plan(s), plus earnings thereon); and

     (c) The amount rolled over (other than a direct rollover of an eligible rollover distribution described in Section 5.11) is not in excess of such distribution from the Other Plan (plus earnings thereon) accrued in an interim Individual Retirement Account as described above less the amount, if any, considered contributed under Code Section 407(e)(4)(D)(i).

     No transfer to this Plan directly from another qualified plan may be made without specific prior Company approval of such a transfer. The Committee shall have full responsibility for determining whether or not the requirements of the Code have been met with respect to each such transfer, including the requirement that any direct transfer will not cause the Plan to become a direct or indirect transferee of a plan subject to Code Section 401(a)(11) (within the meaning of Code Section 401(a)(1 l)(B)(iii)(III)). In addition, the Committee may request that the Participant provide a statement that meets the requirements of Treas. Reg. Section 1.401(a)(31)-1 Q&A 31.

3.7  Date of Contributions:

     (a) The Company shall deposit Salary Deferrals with the Trust Fund as soon after each payroll period as the amounts can reasonably be segregated, but in no event later than the date specified in Section 2510.3-109 of the Department of Labor regulations.

     (b) All other Company contributions shall be deposited with the Trust Fund no later than the due date, including extensions, for the Company's income tax return for the Employer's tax year for which the contribution is made.

     (c) Rollover Contributions shall be deposited with the Trust Fund as soon as administratively practicable upon receipt by the Company.

3.8  Discrimination Test Requirements:

     (a)  Average Deferral Percentage Test:

          Notwithstanding the foregoing provisions of this Article III, the Committee shall limit the amount of Salary Deferrals made on behalf of each Highly Compensated Participant for each Plan Year to the extent necessary to ensure that either of the following tests is satisfied:

          (1) the "Average Deferral Percentage" (as defined in Section 1.10 hereof) of the group of Highly Compensated Participants for the Plan Year is not more than the Average Deferral Percentage of all Non-Highly Compensated Participants for the prior Plan Year multiplied by 1.25; or

          (2) the excess of the Average Deferral Percentage for the group of Highly Compensated Participants for the Plan Year over that of all Non-Highly Compensated Participants for the prior Plan Year is not more than two percentage points, and the Average Deferral Percentage for the group of Highly Compensated Participants for the Plan Year is not more than the Average Deferral Percentage of all Non-Highly Compensated Participants for the prior Plan Year multiplied by 2.0.

          For purposes of determining the Average Deferral Percentage, the current Plan Year rather than prior Plan Year may be applied in
          Section 3.4(a)(1) and (2) if the Company so elects, except that such election may not be changed except as provided by the Secretary of the Treasury.

          Average Deferral Percentages shall further be adjusted to account for coverage changes or otherwise to the extent necessary or permitted to comply with guidance published by the Internal Revenue Service or applicable law.

     (b)  Average Contribution Percentage Test:

          Notwithstanding the foregoing provisions of this Article III, the Committee shall limit the amount of Matching Contributions made on behalf of each Highly Compensated Participant for each Plan Year to the extent necessary to ensure that either of the following tests is satisfied:

          (1) the "Average Contribution Percentage" (as defined in Section 1.4 hereof) of the group of Highly Compensated Participants for the Plan Year is not more than the Average Deferral Percentage of all Non-Highly Compensated Participants for the prior Plan Year multiplied by 1.25; or

          (2) the excess of the Average Contribution Percentage for the group of Highly Compensated Participants for the Plan Year over that of all Non-Highly Compensated Participants for the prior Plan Year is not more than two percentage points, and the Average Contribution Percentage for the group of Highly Compensated Participants for the Plan Year is not more than the Average Contribution Percentage of all Non-Highly Compensated Participants for the prior Plan Year multiplied by 2.0.

          For purposes of determining the Average Contribution Percentage, the current. Plan Year rather than prior Plan Year may be applied in
          Section 3.4(a)(1) and (2) if the Company so elects, except that such election may not be changed except as provided by the Secretary of the Treasury.

          Average Contribution Percentages shall further be adjusted to account for coverage changes or otherwise to the extent necessary or permitted to comply with guidance published by the Internal Revenue Service or applicable law.

     (c)  Multiple Use Test:

          The limits set forth in paragraphs (a) and (b) for Highly Compensated Participants shall be reduced as necessary to prevent multiple use of the limitations of subparagraphs (a)(2) and (b)(2). Multiple use occurs if the sum of the Average Deferral Percentages and the Average Contribution Percentages of the group of Highly Compensated Employees for the Plan Year exceeds the greater of (1) and (2) below.

          (1)  The sum of

               (A)  1.25 times the greater of:

                    (i) the Average Deferral Percentages of the Non-Highly Compensated Participants for the prior Plan Year who are eligible to make Salary Deferrals, or

                    (ii) the Average Contribution Percentages of the Non-Highly
                         Compensated Participants for the prior Plan Year who are eligible to have Matching Contributions made on their behalf, and

               (B) two plus the lesser of (A)(i) or (A)(ii), provided that this number does not exceed two times the lesser of (A)(i) or
                    (A)(ii).

          (2)  The sum of:

               (A)  1.25 times the lesser of:

                    (i) the Average Deferral Percentages of the Non-Highly Compensated Employees for the prior Plan Year who are eligible to make Salary Deferrals, or

                    (ii) the Average Contribution Percentages of the Non-Highly
                         Compensated Employees for the prior Plan Year who are eligible to have Matching Contributions made on their behalf, and

               (B) two plus the greater of (A)(i) or (A)(ii), provided that this number does not exceed two times the greater of (A)(i) or (A)(ii).

3.9  Adjustment of Salary Deferrals and Matching Contributions:

     (a)  Correction of the Average Deferral Percentage Test:

          If the Plan fails or is projected to fail the Average Deferral Percentage Test, then the Committee shall take one or more of the following steps:

          (1)  Limit Future Salary Deferrals:

               The Committee may limit future Salary Deferrals for some or all Highly Compensated Participants (or those individuals projected to be Highly

               Compensated Participants) to the extent it deems such action advisable to meet such test.

          (2)  Return Excess Contributions:

               The Committee may return Excess Contributions (with income allocable thereto in accordance the method in which income shall be allocated pursuant to Section 4.6)) to Highly Compensated Participants. Such reductions shall be made in the following order: (i) first, any amounts previously returned under Sections 3.1(c) and 3.3 for the Plan Year shall be subtracted and if necessary, (ii) the Committee shall reduce the amount of excess Salary Deferrals made on behalf of such Highly Compensated Participants as described below. Any distribution of the Excess Contributions for any Plan Year shall be made to the Highly Compensated Participants with the largest amount of Salary Deferrals taken into account in calculating the Actual Deferral Percentage Test for the year in which the excess arose, beginning with the Highly Compensated Participant who had the greatest dollar amount of Salary Deferrals and continuing in descending order until all the Excess Contributions have been distributed. Such excess Salary Deferrals shall be distributed to the affected Highly Compensated Participants as soon as practicable after the end of such Plan Year, and in all events prior to the end of the next following Plan Year.

          (3)  Supplemental Contributions:

               If the Company makes a Supplemental Contribution with respect to a Plan Year, the Committee shall include the Supplemental Contributions for purposes of the Average Deferral Percentage Test in Section 3.8(a) to the extent necessary to pass the test, provided that no portion of the Supplemental Contribution is taken into account more than once. Supplemental Contributions shall satisfy the requirements applicable to "qualified nonelective employer contributions" or "qualified matching contributions" under Treasury Regulation Sections 1.401(k)-1 and 1.401(m)-l.

          (4)  Timing of Correction of Excess Contributions:

               To the extent practicable, any correction of Excess Contributions in accordance with this Section 3.9 (other than limitations on future Salary Deferrals in accordance with paragraph (a)(1)) shall be made within the two and one-half (2-1/2) month period following the end of Plan Year in which the Excess Contribution was made; provided that such correction shall not be made later than the last day of the Plan Year following such Plan Year, or such later date as may be allowed by law. In the event of a complete termination of the Plan during the Plan Year in which such Excess Contribution was made, such correction shall be made as soon as practicable after the date the Plan terminates, but in no event later than the close of the twelve-month period immediately following such termination.

     (b)  Correction of the Average Contribution Percentage Test:

          If the Plan fails or is projected to fail the Average Contribution Percentage Test, then the Committee shall take one or more of the following steps:

          (1)  Return Excess Aggregate Contributions:

               The Committee may return Excess Aggregate Contributions (with income allocable thereto in accordance the method in which income shall be allocated pursuant to Section 4.6)) to Highly Compensated Participants. Such reductions shall be made in the following order: (i) first, any Matching Contributions attributable to Salary Deferrals previously returned under Sections 3.1(c) and 4.2(b) for the Plan Year shall be subtracted and if necessary, (ii) the Committee shall reduce the amount of excess Matching Contributions made on behalf of such Highly Compensated Participants as described below. Any distribution of the Excess Aggregate Contributions for any Plan Year shall be made to the Highly Compensated Participants with the largest amount of Matching Contributions taken into account in calculating the Actual Contribution Percentage Test for the Plan Year in which the excess arose, beginning with the Highly Compensated Participant who had the greatest dollar amount of Matching Contributions and continuing in descending order until all the Excess Aggregate Contributions have been distributed. Such excess Matching Contributions shall be distributed to the affected Highly Compensated Participants as soon as practicable after the end of such Plan Year, and in all events prior to the end of the next following Plan Year.

          (2)  Supplemental Contributions:

               If the Company makes a Supplemental Contribution with respect to a Plan Year, the Committee shall include the Supplemental Contributions for purposes of the test in Section 3.8(b) to the extent necessary to pass the Average Contribution Percentage Test, provided that no portion of the Supplemental Contribution is taken into account more than once. Supplemental Contributions shall satisfy the requirements applicable to "qualified nonelective employer contributions" or "qualified matching contributions" under Treasury Regulation Sections 1.401(k)-1 and 1.401(m)-1.

          (3)  Timing of Correction of Excess Aggregate Contributions:

               To the extent practicable, any correction of Excess Aggregate Contributions in accordance with this Section 3.9 shall be made within the two and one-half (2-1/2) month period following the end of Plan Year in which the Excess Aggregate Contribution was made; provided that such correction shall not be made later than the last day of the Plan Year following such Plan Year, or such later date as may be allowed by law. In the event of a complete termination of the Plan during the Plan Year in which such Excess Aggregate Contribution was made, such correction shall be made as soon as practicable after the date the Plan terminates, but in no event later than the close of the twelve-month period immediately following such termination.

                                   ARTICLE IV

                     PARTICIPANT'S CREDIT IN THE TRUST FUND

4.1  Accounts:

     (a)  Salary Deferral Account:

          A Salary Deferral Account shall be opened and maintained by the Committee for each Participant electing to make Salary Deferrals under
          Section 3.1, in which shall be recorded the amounts of his Salary Deferrals, adjustments for allocations of income, distributions, withdrawals and all other factors affecting the value of such Account.

     (b)  Match Account:

          A Match Account shall be opened and maintained by the Committee for each Participant who receives a Matching Contribution under Section 3.4, in which shall be recorded the amounts of his Matching Contributions, adjustments for allocations of income, distributions, withdrawals and all other factors affecting the value of such Account.

     (c)  Supplemental Account:

          A Supplemental Account shall be opened and maintained by the Committee for each Participant who receives a Supplemental Contribution under
          Section 3.5, which shall be recorded the amounts of his Supplemental Contributions, adjustments for allocations of income, distributions, withdrawals and all other factors affecting the value of such Account.

     (d)  Rollover Account:

          A Rollover Account shall be opened and maintained by the Committee for each Participant making a rollover in which shall be recorded the amounts of his Rollover Contributions as described in Section 3.6, adjustments for income or loss, distributions, withdrawals and all other factors affecting the value of such Account.

     (e)  Loan Account:

          A Loan Account shall be opened and maintained by the Committee for each Participant receiving a loan from his Accounts as described in
          Article XIII, in which shall be recorded the amount of principal and interest payments and all other factors affecting the value of such Account.

4.2  Maximum Annual Addition:

     (a)  Maximum Annual Addition:

          Subject to the cost of living adjustments provided under paragraph
          (d), the maximum Annual Addition to a Participant's Account for any Limitation Year shall in no event exceed the greater of the lesser of:

          (1)  $30,000 or,

          (2)  Twenty-five percent (25%) of his Compensation as defined in
               Section 1.15(b).

     (b)  Excess Annual Addition:

          If, for any Limitation Year, a Participant's Annual Addition exceeds the amount described in paragraph (a) and such Participant made Salary Deferrals for such Limitation Year, Salary Deferrals equal to the amount of the excess (and income allocable thereto) shall be distributed to such Participant within twelve (12) months following the end of each Limitation Year in which such excess Annual Additions were made.

     (c)  Multiple Defined Contribution Plans:

          If an Affiliated Company is contributing to another defined contribution plan, as that term is defined in Code Section 414(i), for any Participant, then such Participant's Annual Addition in such other plan shall be aggregated with Annual Additions derived from this Plan for purposes of applying the limitations under paragraph (a) above.

     (d)  Adjustment of Limitation:

          The limitation imposed by paragraph (a)(1) above shall be adjusted annually (or when allowable) for increases in the cost of living, in accordance with the Regulations issued by the Secretary of the Treasury pursuant to the provisions of Code Section 415(d). Each adjustment (when allowable) shall be limited to the scheduled annual increase determined by the Commissioner of the Internal Revenue Service. Such cost of living adjustment (when allowable) shall be effective not earlier than January 1 of the year in which it is made.

4.3  Investment Options

     (a) The Committee (in conjunction with the Funding Agent and Trustee) shall establish Investment Funds for the purpose of investing Plan assets. The Committee shall retain the discretion to change, at any time, the Investment Funds available under the Plan.

     (b) Participants will be permitted to direct the contributions made on their behalf among the Investment Funds established for this purpose.

     (c) The Plan provides an opportunity for Participants (and Beneficiaries and Alternate Payees) to exercise control over the investment of their Accounts by choosing from a range of investment alternatives and is intended to be described in ERISA Section 404(c).

4.4  Participant Directed Investments

     (a) Each Participant will designate to the Company the proportion of each contribution made for him which is to be credited to each of the Investment Funds. Such proportion may be any whole percentage from 0% to 100%. If no such designation is made by the Participant before the first such contribution is paid to the Funding Agent, 100% of such contributions, and 100% of each contribution on his behalf thereafter until such designation is made, will be credited to an Investment Fund selected by the Committee.

     (b) A Participant may change the investment of future contributions to the Participant's Accounts in the manner prescribed by the Company. No change may be retroactive. The changed proportion will apply to contributions received by the Funding Agent on or after the later of the effective date of the change and the date of receipt of the notification by the Funding Agent, and will remain in effect until any subsequent change is made by the Participant.

4.5  Transfers Between Investment Funds

     A Participant, at any time, may transfer amounts between his Investment Funds, by notifying the Funding Agent. Such transfer will be made on the date specified, subject to any restrictions imposed in accordance with the terms of any Contract between the Employer or Trustee, if applicable, and the Funding Agent.

4.6  Valuation of Funds and Allocation of Earnings

     As of each December 31, or such other date upon which the Funding Agent, Trustee and the Company will mutually agree, the Funding Agent will determine the fair market value of any Contracts and any Investment Funds, including earnings and losses on each Investment Fund, and will adjust each Participant's Accounts in accordance with such valuation.

4.7  Committee Action in the Event a Recipient Cannot Be Located:

     If an Inactive Participant is entitled to receive a benefit under this Plan and such benefit has not been paid on or before the date the Inactive Participant attains or would have attained age sixty-two (62) because the Company has been unable to locate the Inactive Participant or the Participant's designated Beneficiary (if any), the Committee shall establish an Account in the name of the Inactive Participant (or Beneficiary as the ease may be) at a bank or similar financial institution, and shall deposit the Individual's entire vested benefit into such account. No party shall be entitled to any other Plan distribution with respect to such benefit.

                                   ARTICLE V

                               PAYMENT OF BENEFITS

5.1  Amount of Distribution from Participant's Accounts:

     Payments to or on behalf of a Participant shall be made from the Trust Fund, in accordance with this Article in the amounts and upon the events stated below:

     (a)  Salary Deferral Account:

          A Participant (or his Beneficiary in the event of his death) shall be entitled to receive one hundred percent (100%) of his Salary Deferral Account Balance upon his Separation from Service Date for any reason. Such Account Balance shall be determined as of the Valuation Date coincident with or immediately preceding his Benefit Commencement Date, plus any Salary Deferrals made after such Valuation Date and less any withdrawals made after such Valuation Date.

     (b)  Match Account:

          A Participant (or his Beneficiary in the event of his death) shall be entitled to receive one hundred percent (100%) of his Match Account Balance upon his Separation from Service Date for any reason. Such Account Balance shall be determined as of the Valuation Date coincident with or immediately preceding his Benefit Commencement Date, plus any Matching Contributions made after such Valuation Date and less any withdrawals made after such Valuation Date.

     (c)  Rollover Account:

          A Participant (or his Beneficiary in the event of his death) shall be entitled to receive one hundred percent (100%) of his Rollover Account Balance upon his Separation from Service Date for any reason. Such Account Balance shall be determined as of the Valuation Date coincident with or immediately preceding his Benefit Commencement Date plus any rollovers and less any withdrawals made after such Valuation Date.

     (d)  Supplemental Account:

          A Participant (or his Beneficiary in the event of his death) shall be entitled to receive one hundred percent (100%) of his Supplemental Account Balance upon his Separation from Service Date for any reason. Such Account Balance shall be determined as of the Valuation Date coincident with or immediately preceding his Benefit Commencement Date, plus any Supplemental Contributions made after such Valuation Date and less any withdrawals made after such Valuation Date.

5.2  Vesting:

     All amounts credited to a Participant's Salary Deferral, Match, Rollover, and Supplemental Account are fully vested and nonforfeitable at all times.

5.3  Form of Distribution:

     Distribution of benefits under the Plan shall be made by the Funding Agent in the form of a lump sum cash payment or a direct rollover, if requested by the Participant.

5.4  Timing of Distributions:

     (a)  Distributions to a Participant:

          Except as provided in paragraph (b), the Trustee shall distribute benefits as soon as practicable following the Participant's Separation from Service Date, provided that if the Participant's vested Account Balance in all Accounts exceeds $5,000 and the Participant has neither attained age sixty-two (62) nor commenced receiving benefits, the Participant must consent in writing to any distribution. The. Participant's written consent must be obtained after the Plan has provided the written notice required by Code Section 411(a)(11) but not more than (90) days prior to the Participant's Benefit Commencement Date. If no consent to an earlier distribution is obtained, distribution of benefits shall automatically be made as soon as practicable following the later of (i) the Participant's Separation from Service Date or (ii) the date he attain age sixty-two (62), but in no event later than sixty (60) days after the end of the Plan Year in which the later of such two events occurs. If the Participant does not elect a Benefit Commencement Date, the Participant shall be deemed to have elected a later Benefit Commencement Date.

     (b)  Participant's Latest Benefit Commencement Date:

          (1) In no event shall distribution of benefits be made later than the April 1 following:

               (A) For a Participant who is a five percent (5%) or more Owner of an Affiliated Company, the last day of the calendar year in which he attains age seventy and one-half (70-1/2), or

               (B)  For any other Participant, the later of:

                    (i) the last day of the calendar year in which his Retirement Date occurs, or

                    (ii) the last day of the calendar year in which he attains age seventy and one-half (70-1/2).

          (2) With respect to distributions under the Plan made in calendar years beginning on or after January 1, 2001, the Plan will apply the minimum distribution requirements of Code Section 401(a)(9) in accordance with the regulations under Code Section 401(a)(9) that were proposed in January 2001, notwithstanding any provision of the Plan to the contrary. This provision shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under Code Section 401(a)(9) or such other date specified in guidance published by the Internal Revenue Service.

     (c)  Distributions to a Beneficiary:

          If the Participant dies before Plan benefits are required to be paid under paragraph (b), payment of the benefits to the Beneficiary shall be made as soon as practicable following the Participant's death (generally within one (1) year of the Participant's date of death) but in no event later than December 31 of the calendar year in which falls the fifth (5th) anniversary of the Participant's death. However, if the Beneficiary is the Participant's Spouse, the surviving Spouse may elect to delay distribution of benefits until the date the Participant would have attained age seventy and one-half (70-1/2).

5.5  Rehire of Former Participant:

     Subject to the provisions of Section 5.4, in the event that an inactive Participant who is no longer an Employee is rehired by an Affiliated Company prior to receiving such distribution, the distribution shall be delayed until he again has a Separation from Service Date (except as required by Section 5.4(b)).

5.6  Hardship Withdrawals of Salary Deferrals:

     (a)  General Requirements:

          Subject to the approval of the Committee, a Participant may make hardship withdrawals from his Salary Deferral Account if necessary to meet an immediate and heavy financial need, in accordance with the following:

          (1)  Maximum/Minimum Amount Available for Withdrawal:

          A Participant may withdraw from his Salary Deferral Account the sum of his December 3l, 1988 Salary Deferral Account Balance plus Salary Deferrals made after December 31, 1988 (excluding income allocable thereto); provided that any such withdrawal shall be in an amount of at least $1,000. The hardship withdrawal cannot exceed the amount necessary to meet the hardship need and any amounts necessary to pay any federal, state or local income taxes or penalties reasonable anticipated to result from the distribution. In no event can the hardship withdrawal exceed the value of the Participant's Account determined as of the Valuation Day coincident with or immediately preceding the distribution date of the hardship withdrawal.

          (2)  Withdrawal Must Be Necessary:

          Hardship withdrawals from a Participant's Salary Deferral Account shall he granted only if necessary to meet an immediate and heavy financial need. A withdrawal will be considered necessary if it meets the following requirements:

               (A) The Participant has withdrawn the maximum allowable amount from his Rollover Account under Section 5.8;

               (B)  The Participant has obtained all loans available under
                    Article XIII of the Plan;

               (C) The Participant has obtained any other in-service distributions available under the Plan; and

               (D) The Participant has received all withdrawals, distributions or loans for which he is eligible from ail other plans maintained by any Affiliated Company.

               (E) The Participant represents in writing, in such form and manner as the Committee may require, that the amount requested for withdrawal is not reasonably available from other resources of the Participant, including;

                    (i) Reimbursement or compensation by insurance or otherwise;

                    (ii) Reasonable liquidation of the Participant's assets, to the extent such liquidation would not itself cause and immediate and heavy financial need;

                    (iii) Cessation of the Participant's Salary Deferrals or any
                         other contributions that the Participant is making to plans maintained by any Affiliated Company;

                    (iv) Receipt of other plan distributions or loans from plans maintained by any Affiliated Company; or

                    (v) Borrowing from commercial sources on reasonable commercial terms.

     The Committee shall rely solely on the Participant's representation that a withdrawal meets the above criteria, provided that the Company does not have actual knowledge to the contrary and that such reliance does not discriminate in favor of Highly Compensated Employees.

          (3)  What Constitutes an Immediate and Heavy Financial Need:

               A Participant will be granted a hardship withdrawal only if such withdrawal is necessary to meet one or more of the following financial needs, which are deemed to be immediate and heavy:

               (A) The payment of unreimbursed medical expenses described in Code Section 213(d) incurred by the Participant his spouse, or any dependent (as defined in Code Section 152) or obtaining medical care within the Code Section 213(d) for such individuals;

               (B) The purchase (excluding mortgage payments) of the Participant's principal residence;

               (C) The payment of tuition and related educational fees (excluding living expenses) for post-secondary education for the next twelve (12) months for the Participant, his Spouse, children or dependents (as defined in Code Section 152);

               (D) The payment of debts necessary to prevent eviction or foreclosure on the Participant's principal residence; or

               (E) Such other circumstances as may be recognized by the Internal Revenue Service as constituting an immediate and heavy financial need.

     (b)  Timing of Withdrawals:

          Any hardship withdrawal pursuant to this Section 5.6 will be paid at a time determined by the Committee, which shall generally be as soon as practicable after receipt by the Committee of the withdrawal request and any required supporting documentation.

     (c)  Limitation on Withdrawals:

          No Participant shall make more than one (1) withdrawal during any twelve (12) month period.

5.7  Withdrawals of Matching Contributions:

     Before his Separation from Service Date, a Participant cannot withdrawal amounts from his Match Account except for a loan, in accordance with
     Article XIII.

5.8  Withdrawals of Rollover Contributions:

     A Participant may withdraw any amount from his Rollover Account at any time provided that: (a) only one withdrawal may be made in any twelve month period, (b) no withdrawal may be less than five hundred dollars ($500), and
     (c) the Participant completes such documentation as the Committee may specify.

5.9  Withdrawals After Attaining Age Fifty-Nine and One-Half (59-1/2)

     A Participant may withdraw any amount from his Salary Deferral Account after attaining age fifty-nine and one-half (59-1/2), provided that only one withdrawal may be made in any six-month period.

5.10 Allocation Among Trust Funds:

     If the Participant's account is invested in more than one Investment Fund, withdrawals in accordance with Sections 5.6, 5.7 or 5.8 shall be allocated pro rata among the Investment Funds, unless the Participant directs otherwise.

5.11 Direct Rollover of Eligible Rollover Distributions:

     Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Company, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

     (a)  Definitions

          (1) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and distributee's designated beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); any hardship distribution described in Code Section 401(k)(2)(B)(i)(IV); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities). An Eligible Rollover Distribution does not include a financial hardship of Salary Deferrals, and investment gains on Salary Deferrals contributed to the Plan before January 1, 1989. However, if the Participant qualifies for a distribution from the Plan, other than a hardship withdrawal, the prior sentence shall be disregarded, even though the Committee makes the distribution in the form of a hardship distribution.

          (2) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

          (3) Distributee: A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving Spouse and the employee's or former employee's Spouse or former Spouse who is the Alternate Payee under a qualified domestic relations order, as defined in Code Section 414(p), are distributees with regard to the interest of the Spouse or former Spouse.

          (4) Direct rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

                                   ARTICLE VI

                           DESIGNATION OF BENEFICIARY

6.1  General:

     Subject to Section 6.3 below, each Participant may designate in writing, in a form and manner designated by the Committee, a Beneficiary or Beneficiaries to receive the benefits payable under the Plan by reason of his death. Also subject to Section 6.3, Participants shall have the right to change such designated Beneficiaries by similar election fled with the Committee.

6.2  Absence of Proper Designation:

     Wherever provision is made hereunder for the payment of any death benefit to a Beneficiary and a properly designated Beneficiary does not survive the Participant, such benefit shall be paid to the following classes of survivors, in the following order:

     (a)  Spouse: Surviving spouse; if none, then

     (b) Children: Children, including adopted children, per stirpes; if none, then

     (c)  Estate: Executor or administrator of the Participant's estate.

6.3  Consent of Spouse:

     In the event a Participant is married on his Benefit Commencement Date and he designates an individual other than his Spouse as the Beneficiary, a Spousal Consent must be on file with the Committee before such Beneficiary designation will be honored.

6.4  Authentication:

     The Committee or the Funding Agent may require the execution and delivery of such receipts and other documents as it deems appropriate to ensure that the payment of any benefit is proper.

                                   ARTICLE VII

                                    COMMITTEE

7.1  Designation of Committee Members:

     The Plan shall be administered by a Pension and Retirement Plan Committee (or more briefly denoted as "the Committee") consisting of at least two (2) but not more than five (5) individuals. The Committee members shall be appointed and shall be removable (with or without cause) at any time by the Board. In the event of removal, resignation, death or retirement of any Committee member, the Board shall appoint a successor. A Committee member may be, but need not be, a Participant. A Committee member may succeed himself.

7.2  Transaction of Committee Business:

     A majority of the Committee members shall constitute a quorum for the transaction of business. All resolutions or other actions taken by the Committee at any meeting at which a quorum is present shall be by a simple majority of those present. All Committee members shall be given reasonable notice of such meetings. Resolutions may be adopted or any other action taken at a meeting in person, at a meeting by telephone, by written consent signed by a majority of the members of the Committee or by any other reasonable means.

7.3  Delegation to Act on Behalf of the Committee:

     The Committee may, by written direction signed by a majority of its members, delegate to one or more of its members or an agent the authority to act on its behalf, including the authority to: give notice in writing of any action taken by the Committee; provide for such bonding of Committee members as may be required by law; and contract for legal, accounting, clerical, and other services to carry out the purposes or provisions of the Plan or Contract. The Committee shall notify the Funding Agent in writing as to the name or names of the member or members authorized to act on its behalf. The Funding Agent thereafter shall accept and rely upon any document or written direction executed by those so authorized until the Committee files with the Funding Agent a written revocation of such designation. The costs of such services and expenses of the Committee shall be paid by the Company or, to the extent permitted by law and at the written direction of the Committee, by the Funding Agent from Trust Fund assets.

7.4  Compensation of Committee Members:

     (a) No fee or compensation shall be paid to any Committee member for his services as such. Except as may be required by law, no bond, surety or other security shall be required of any Committee member for the faithful performance of his duties hereunder.

     (b) All costs and expenses incurred by the Committee in the performance or exercise of any of its obligations or powers hereunder, and all reasonable fees, charges and compensation of any counsel, consultant or agent employed by the Committee pursuant to Section 7.3 hereof shall be charged to and paid by the Company unless the Committee elects to charge such expenses to the Trust.

7.5  Disqualification of Committee Member:

     No member of the Committee shall participate in any decision of the Committee which involves the payment of benefits to him or in which he has an interest other than as a Participant in the Plan. If the entire Committee is disqualified to act by reason of this Section, the Board shall act as the Committee, or appoint temporary members to act as the Committee.

7.6  Powers and Duties of Committee in Administering the Plan:

     The Committee's powers shall include the full and absolute discretion to do the following (without limitation):

     (a) to construe and interpret the Plan, its interpretation thereof in good faith to be final and conclusive on all Employees, Participants and Beneficiaries;

     (b) to decide all questions concerning the Plan and the eligibility of any person to participate in the Plan;

     (c) to make and enforce such rules and regulations as it shall deem necessary and proper for the efficient administration of the Plan;

     (d) to adopt uniform and nondiscriminatory administrative procedures to determine whether a court order is a Qualified Domestic Relations Order;

     (e) to select Investment Funds consistent with the objectives of the Plan and the requirements of ERISA;

     (f) to grant or deny withdrawal requests and loan applications and adopt procedures to administer withdrawals and loans;

     (g) to compute the amount of any distribution which shall be payable to any Participant or Beneficiary in accordance with the provisions of the Plan, and to determine the person or persons to whom such benefits shall be paid;

     (h)  to authorize the Trustee and/or Funding Agent to make distributions;

     (i) to employ actuaries, attorneys, accountants, consultants, investment counselors, trustees, and other experts to act as the Committee's agents and to assist the Committee in fulfilling its duties and obligations as Plan administrator, provided, however, that such assistants shall not have discretionary authority over management or administration of the Plan or investment of Plan assets unless specifically delegated in writing by the Committee and accepted in a signed writing by the delegee;

     (j) to appoint additional or successor Trustees and/or Funding Agent and, accordance with the Trust Agreement, to appoint Investment Managers to manage the Trust Fund and/or any Investment Fund thereunder;

     (k) to perform necessary and proper functions in the operation of the Plan, such as to serve as agent for service of legal process;

     (l) to appoint a Plan Manager to authorize benefit payments, approve or deny claims, and perform such other duties as the Committee may delegate in writing; the Plan Manager shall be removable at any time (with or without cause) by the Committee; and

     (m) to have the duty and the fully discretionary power to adopt the following amendments provided that they do not increase the cost of the Plan to the Company, (i) administrative or technical amendments to the Plan which do not substantially affect the rights of Eligible Employees and Beneficiaries under the Plan, or (ii) amendments to the Plan which are mandated by law.

7.7  Powers and Duties of the Committee with Respect to the Trust Fund:

     Subject to the provisions of the Plan and any applicable Contract(s), the Committee, from time to time, shall have the power and discretion to direct (in writing) the Trustee to invest and reinvest the Trust Fund (without distinction between principal and income) in such investments as the Committee shall deem advisable, including but not limited to, real, personal and mixed property of any kind (such as funds, preferred or common stocks, open-end or closed-end mutual funds, group annuity contracts, mortgages and interests in any kind of investment trust or common trust fund).

7.8  Responsibility for Distributions from the Trust Fund:

     The Committee shall have the duty and power to direct the Trustee and/or Funding Agent to pay benefits under this Plan at the time, in the manner and to the person or persons entitled thereto, and the Trustee and/or Funding Agent shall be fully protected in relying upon and acting in accordance with any such direction by the Committee set forth in writing and signed by such person or persons as the Committee may, by resolution, authorize and direct to sign such directions. In making such directions, the Committee shall adhere to the provisions of this Plan and shall not at any time direct that any payment be made which could cause any part of the Trust Fund to be used for or diverted to any purpose other than for the exclusive benefit of Participants and Beneficiaries or for payment of administrative expenses of the Plan and Contract.

7.9  Claims Procedure:

     (a)  Claims for Plan Benefits:

          (1) Any person who does not receive a distribution (including a hardship or in-service withdrawal) to which he believes he is entitled may present a claim to the Company for any unpaid benefits in accordance with the procedure described in the balance of this Section 7.9.

          (2) The Company may appoint a delegate to review benefit applications and determine benefit rights. The Committee shall be the named fiduciary that has the authority to act with respect to any appeal from a denial of benefits.

     (b)  Applications for Benefits:

          (1) All applications for benefits under the Plan shall be submitted to the Company. Applications for benefits must be in writing and must be signed by the applicant. The Company may require any documentation needed to determine the applicant's entitlement to a benefit.

          (2) Each application shall be acted upon and approved or disapproved within ninety (90) days following its receipt by the Company unless special circumstances require further time for processing and the applicant is advised of the extension. In no event shall the Company act more than one hundred eighty (180) days after the Company receives the application.

          (3) In the event any application for benefits is denied, in whole or in part, the Company shall notify the applicant in writing of such denial and of his right to a review by the Committee and shall set forth in a manner calculated to be understood, specific reasons for such denial, specific references to pertinent Plan provisions on which the denial is based, a description of any additional material or information necessary to perfect the application, an explanation of why such material or information is necessary, and an explanation of the Plan's review procedure.

     (c)  Denial of Application:

          (1) If the application for benefits is denied in whole or in part, the applicant, or his duly authorized representative, may appeal to the Committee for a review of the decision by submitting to the Committee within sixty (60) days after receiving written notice of the denial of his claim, a written statement:

                    (i) requesting a review of the application for benefits by the Committee;

                    (ii) setting forth all of the grounds upon which the request for review is based and any facts in support thereof;
                         and
                    (iii) setting forth any issues or comments which the
                         applicant deems pertinent to his application.

          (2) The Company shall give the applicant or the representative an opportunity to review pertinent materials, other than legally privileged documents, in preparing the request for review.

     (d)  Committee Review:

          The Committee shall act upon each application within sixty (60) days after receipt of the applicant's request for review unless special circumstances require further time for processing and the applicant is advised of the extension. In no event shall the decision on review be rendered more than one hundred twenty (120) days after the Committee receives the request for review. The Committee shall make a full and fair review of each such application and any written materials submitted by the applicant or the Company in connection therewith and may require the Company or the applicant to submit such additional facts, documents, or other evidence as the Committee, in its sole discretion, deems necessary or advisable in making such a review. On the basis of its review, the Committee shall make an independent determination of the applicant's eligibility for benefits under the Plan. The decision of the Committee on any application for benefits shall be final and conclusive upon all persons.

     (e)  Written Notice of Final Denial:

          In the event the Committee denies an application in whole or in part, written notice of its decision shall be given to the applicant setting forth in a manner calculated to be understood by the applicant the specific reasons for such denial and specific reference to the pertinent Plan provisions on which the decision was based.

7.10 Procedure for Qualified Domestic Relations Orders:

     (a) Upon receipt of a domestic relations order related to the benefit of a Participant, the Committee shall promptly notify the parties of its receipt of the order. In addition, the Committee shall adopt nondiscriminatory procedures, in accordance with the requirements of ERISA, to determine whether a domestic relations order received by the Committee is a "qualified domestic relations order" as defined in
          Section 206(d)(3)(B)(i) of ERISA. A "qualified domestic relations order" shall specify:

          (1)  Name and Address:

               The name and last known mailing address (if any) of the Participant and each Alternate Payee covered by the order;

          (2)  Amount of Plan Benefits:

               The amount or percentage of the Participant's benefits to be paid by the Plan to each such Alternate Payee, or the manner in which such amount or percentage is to be determined;

          (3)  Payment Period:

               The number of payments or period to which such order applies; and

          (4)  Applicable Plans(s):

               Each plan to which it applies.

          In addition, it shall not require the Plan to provide any type or form of benefits or any option not otherwise provided under the Plan; and it shall not require the payment of benefits to an Alternate Payee which are required to be paid to another Alternate Payee under another order previously determined to be a "qualified domestic relations order."

     (b) If the Committee determines that the order is a "qualified domestic relations order" it shall segregate those assets payable to the Alternate Payee from the assets in the Participant's Accounts. The Alternate Payee shall be deemed to be a Beneficiary for the purposes of directing investment of his portion of the Participant's Account and shall have the same rights under the Plan that otherwise apply to Beneficiaries, except to the extent that such characterization is inconsistent with the terms of the qualified domestic relations order.

     (c) Distribution of benefits to an Alternate Payee pursuant to a "qualified domestic relations order" may commence prior to the date the Participant incurs a Separation from Service Date if the order specifies such earlier distribution and the Alternate Payee elects such distribution under terms of the Plan.

7.11 Fiduciaries:

     In the exercise of any discretion, each Committee member and the Plan Manager shall act as a fiduciary on behalf of the Participants and Beneficiaries. The Company shall be the Plan Administrator within the meaning of Section 3(16) of ERISA.

7.12 Indemnification:

     (a) The Company shall indemnify each member of the Board, each member of the Committee, the Plan Manager and any other person to whom fiduciary duties with respect to the Plan are delegated pursuant to Section 7.3 against all claims, losses, damages, expenses, and liabilities, including attorneys fees, from any alleged action or alleged failure to. act in connection with such individual's duties with respect to the Plan, except when the same is judicially determined to be due to the gross negligence or willful misconduct of such member.

     (b) The Company shall have the right, but not the obligation to conduct the defense of such persons in any proceeding to which this Section
          7.12 applies. The Company may satisfy its obligation under this
          Section 7.12, in whole or in part, through the purchase of a policy or policies of insurance providing equivalent protection.

                                  ARTICLE VIII

                              RIGHTS UNDER THE PLAN

8.1  Right to Plan Benefits:

     No Participant, Beneficiary or Alternate Payee shall have any right or claim to benefits under the Plan except in accordance with the provisions of the Plan document.

8.2  Employment Rights under the Plan:

     Nothing contained in the Plan shall be deemed to give any Employee the right to be retained in the services of the Company.

8.3  Assignment of Rights:

     No benefits under the Plan shall be subject to alienation or assignment, including transfer, disposition, attachment, execution, garnishment, sequestration, or other legal or equitable process, unless such alienation or assignment is pursuant to (a) a "qualified domestic relations order" as described in Code Section 414(p); (b) a federal levy or collection by the Internal Revenue Service on a judgment resulting from an unpaid tax assessment; or

     (c) a judgment or settlement as described in Code Section 401(a)(13)(C), subject to the spousal consent requirements described therein.

8.4  Veterans Reemployment Rights

     Notwithstanding any other provision of this Plan to the contrary, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u).

8.5  Incompetency:

     If an individual to whom benefits shall be due under the Plan has been declared legally incompetent, the Committee shall pay any benefits due under the Plan to such individual's legal guardian.

                                   ARTICLE IX

                                AMENDMENT OF PLAN

9.1  Right to Amend Plan:

     The Board may at any time amend any of the provisions of this Plan; provided, however, that no such amendment shall permit any part of the Trust Fund to be used for or diverted to purposes other than for the exclusive benefit of Participants, Inactive Participants, Former Participants, Beneficiaries and Alternative Payees, at any time prior to the satisfaction of all Plan liabilities.

9.2  Protection of Participants' Rights:

     (a)  No Decrease of Vested Percentage:

          No amendment of the Plan may decrease the vested percentage of any Participant's Account Balance.

     (b)  No Decrease of Account Balance:

          No Account Balance of any Participant may be decreased by amendment of this Plan.

     (c)  No Reduction of Protected Rights:

          No amendment of the Plan may reduce or eliminate any right protected under Code Section 411(d)(6).

9.3  Mergers, Consolidations and Transfers:

     This Plan shall not be merged into or consolidated with any other plan, nor shall any of its assets or liabilities be transferred to any other plan, unless each Participant would (if such other plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if this Plan had then terminated).

                                    ARTICLE X

                               TERMINATION OF PLAN

10.1 General:

     The Company has established the Plan with the intention and expectation that it will be able to make its contributions indefinitely, but the Company shall not be under any obligation or liability whatsoever to continue its contributions and may discontinue such contributions or terminate the Plan at any time. The Plan shall terminate upon the dissolution of the Company unless, upon such dissolution, a successor to the Company elects to continue the Plan.

10.2 Distribution:

     Upon a complete termination of the Plan, a partial termination of the Plan with respect to the Employees of one (1) or more Participating Companies or a complete discontinuance of contributions under the Plan, the Accounts of each affected Participant, Inactive Participant, Former Participant, Beneficiary and Alternate Payee shall immediately vest in full and be non-forfeitable; and the Committee shall revalue the assets of the Plan and the Account Balances of such individuals as of the date of termination or discontinuance of contributions, and, after satisfying current obligations of the Plan and setting aside funds for anticipated future obligations of the Plan, shall allocate all unallocated assets held in the respective Funds to the Accounts of such individuals as of the date of termination or discontinuance of contributions, in the proportion that the value of the Fund balances held in each Account bears to the aggregate value of the entire Fund balances held by all Accounts as of such date. The Trustee shall then pay over to each affected Participant, Former Participant, Inactive Participant, Beneficiary and Alternate Payee, in accordance with the instructions of the Committee, the net value of his Account Balance(s). In the event of such termination, after payment of all expenses, all assets of the Contract shall be used for the exclusive benefit of Participants, Former Participants, Inactive Participants, Beneficiaries and Alternate Payees, in accordance with the terms of this Plan.

                                   ARTICLE XI

                      CONSTRUCTION AND ENFORCEMENT OF PLAN

11.1 Governing Legal Entity:

     The Plan shall be construed, administered and enforced according to the laws of the United States and the laws of the State of California to the extent the latter are not preempted by the former.

11.2 Text to Control:

     The headings of the sections and subsections are included solely for convenience of reference and, if there is any conflict between such headings and the text of this Plan, the text shall control.

11.3 Gender:

     The masculine pronoun wherever used includes the feminine pronoun.

11.4 Severability:

     In the event any provision of this Plan shall be considered illegal or invalid for any reason, such provision shall be fully severable, and the Plan shall be construed and enforced as such provision had never been included therein.

11.5 Liability:

     All benefits payable under the Plan shall be paid or provided for solely as provided in the Plan and Contract and no Participating Company assumes any liability or responsibility therefor.

                                  ARTICLE XII

                                 TOP HEAVY PLAN

12.1 Precedence of Section:

     Anything in this Plan to the contrary notwithstanding, the provisions of this Section 12 shall supersede and take precedence over any other provisions of the Plan for any Plan Year in which the Plan is determined to be a Top Heavy Plan as determined under Section 12.3.

12.2 Definitions:

     The following terms, wherever capitalized, shall have the meanings set forth below:

     (a)  Determination Date:

          "Determination Date" means the date on which the Plan is tested to determine if it is a Top Heavy Plan, which date shall generally be the last day of the Plan Year preceding the Plan Year for which the determination is being made.

     (b)  Key Employee:

          "Key Employee" means an Employee (or Beneficiary of an Employee) who, at any time during a Plan Year or any of the four (4) preceding Plan Years, is or was:

          (1)  Employee Owner:

               One (1) of the ten (10) Employees owning (or considered as owning within the meaning of Code Section 318) both the largest interests in an Affiliated Company and at least one-half of one percent (0.5%) of an Affiliated Company provided that his annual Compensation during the Limitation Year of such ownership is greater than the limitation specified in Code Section 415(c)(1)(A) (thirty thousand dollars ($30,000) or such greater amount as may be recognized for increases in the cost of living in accordance with Code Section 416(i)(1)(A)(ii)) (for purposes of this paragraph, if two (2) Employees have the same ownership interests, the Employee with the greater annual Compensation shall be treated as having a larger interest),

          (2)  Five Percent Shareholder:

               An Employee who is a five percent (5%) or more Owner of an Affiliated Company,

          (3)  Highly Compensated Shareholder:

               An Employee who is a one percent (1%) or more Owner of an Affiliated Company and who has annual Compensation in excess of one hundred fifty thousand dollars ($150,000), or

          (4)  Officer: An Officer.

     (c)  Former Key Employee:

          "Former Key Employee" means a Participant in the Plan who, at any time during the four (4) preceding Plan Years, was a Key Employee but who is not a Key Employee in the current Plan Year or who terminated his service with an Affiliated Company in one of the four (4) preceding Plan Years and was not a Key Employee in the Plan Year in which he terminated.

     (d)  Non-Key Employee:

          "Non-Key Employee" means an Employee or Former Key Employee (or the Beneficiary of either) who is not a Key Employee.

     (e)  Top Heavy Plan:

          "Top Heavy Plan" means a Plan which is determined to be a Top Heavy Plan for a Plan Year, as described in Section 12.3.

     (f)  Year of Service:

          "Year of Service" means a Plan Year in which a Non-Key Employee is credited with 1,000 Hours of Service.

12.3 Determination of Top Heavy Plan:

     (a) The Plan shall be a Top Heavy Plan if, as of the applicable Determination Date, the aggregate of the Account Balances of Key Employees (excluding Former Key Employees) under the Plan exceeds sixty percent (60%) of the aggregate of the Account Balances of all Key Employees (excluding Former Key Employees) and all Non-Key Employees under the Plan. In making such determination, distributions made from Accounts during the five (5) year period ending on the Determination Date shall be included and the Account Balances of all individuals who were not employed by the Company during the five (5) year period ending on the Determination Date shall be excluded. In determining if the Plan is a Top Heavy Plan, it shall be aggregated with each other plan of an Affiliated Company in the required aggregation group (as defined below) and may be aggregated with any other plan of an Affiliated Company in the permissive aggregation group (as defined below).

     (b)  Required Aggregation Group:

          "Required Aggregation Group" means (1) each qualified plan of an Affiliated Company in which at least one Key Employee participates, and (2) any other qualified plan of an Affiliated Company which enables a plan described in (1) to meet the requirements of Code
          Section 401(a)(4) or 410.

     (c)  Permissive Aggregation Group:

          "Permissive Aggregation Group" means the required aggregation group of plans plus any other plan or plans of an Affiliated Company which, when considered as a group with the required aggregation group, would continue to satisfy the requirements of Code Sections 401(a)(4) and 410.

12.4 Vesting in Top Heavy Plan Year:

     With respect to any Plan Year for which the Plan is determined to be a Top Heavy Plan, the Company shall establish a Company Contribution Account for each Participant who is eligible to receive a minimum benefit as described in Section 12.5 or 12.6, whichever is applicable. The Company Contribution Account shall vest in accordance with the following vesting schedule:

 Years of Service   Vesting Percentage
-----------------   ------------------
Less than 2                  0%
2 but less than 3           20
3 but less than 4           40
4 but less than 5           60
5 but less than 6           80
6 or more                  100

12.5 Minimum Benefit Under Top Heavy Plan:

     With respect to any Plan Year for which the Plan is determined to be a Top Heavy Plan, the Participating Companies' contributions allocated to the Company Contribution Accounts of Participants as described in Section 12.4 who are Non-Key Employees and who are employed by an Affiliated Company on the last day of the Plan Year (regardless of whether such Non-Key Employees have less than one thousand (1,000) Hours of Service for such Plan Year or have elected to make Salary Deferrals for such Plan Year) shall not be less than the lesser of:

     (a)  3% of Compensation:

          Three percent (3%) of each such Participant's Compensation, or

     (b)  Company Contribution Totaling Less than 3% of Compensation:

          If the Company's contribution, including Salary Deferrals on behalf of each Key Employee for a Plan Year totals less than three percent (3%) of the Compensation of each such Participant for such Plan Year (and if the Plan does not enable any defined benefit plan to meet Code
          Section 401(a)(4) or 410), not less than the highest percentage of Compensation which is contributed by the Company on behalf of a Key Employee, (including Salary Deferrals) to the Plan for such Plan Year.

          For the purpose of this Section, Company contributions shall include Salary Deferrals and, for the purpose of computing the minimum contribution required to be made on behalf of any Non-Key Employee, any similar contributions made to any plan of an Affiliated Company that meets the vesting requirement of Code Section 416(b) and that limits compensation as described in Code Section 416(d). However, contributions allocated to the accounts of Non-Key Employees shall not include any Company contributions allocated on the basis of employee pretax or after tax contributions to the extent used to meet the Average Deferral Percentage Test or any Salary Deferrals (or other elective contributions).

12.6 Two or More Plans:

     If the Company maintains more than one plan which is Top Heavy, the minimum contributions requirement may be satisfied as follows:

     (a) Non-Key Employees covered under only this Plan must receive the minimum contribution described in Section 12.5.

     (b) Non-Key Employees covered under only a defined benefit plan must receive the defined benefit minimum described in Code Section 415(c)(1); and

     (c) Non-Key Employees covered under both a defined benefit plan and this Plan shall receive the defined benefit minimum, offset by any benefits provided under the defined contribution plan.

                                  ARTICLE XIII

                                      LOANS

13.1 General:

     (a)  General:

          Any active Participant shall be eligible to borrow from his Accounts in accordance with the provisions of this Article.

     (b)  Procedure:

          Each loan shall be evidenced by a promissory note and/or a loan application form executed, by the borrower. The making of such loan shall be approved by an individual designated by the Committee and shall be subject to the following terms, conditions and provisions:

          (1)  The minimum loan amount shall be $1,000.

          (2) A Participant may have only one outstanding Plan loan at any time.

          (3) The note and/or loan application form shall specify that it is secured by a portion of the borrower's interest under the Plan equal to the amount borrowed, plus any unpaid interest on the loan.

          (4) All loans equal to the amount borrowed shall be secured by the borrower's vested interest in the Plan.

          (5) All loans shall call for periodic payments (at least quarterly) of principal and interest in amounts sufficient to fully amortize the loan over its stated terms. Loan repayment terms may not be changed and must be by payroll deduction.

          (6) The interest rate on loans will be equal to the prime rate, as shown in the Wall Street Journal fifteen (15) days prior to each calendar quarter, plus 1%. This rate will not change during the loan repayment period.

          (7) The term of the loan may not exceed five (5) years; provided that a loan used to purchase the borrower's principal residence may be for a period of up to twenty (20) years.

          (8)  The borrower must pay a loan origination fee and processing fees.

          (9) Loan repayments will be allocated to the Investment Funds in accordance with the borrower's then current investment instructions.

          (10) The expiration of the repayment period shall be the loan's maturity date. Notwithstanding the foregoing, a borrower shall have the right to prepay principal and interest amounts in full without penalty.

          (11) Loan payments will be suspended under the Plan as permitted under Code Section 414(u).

13.2 Amount of Loan:

     An individual's outstanding loan balance shall not exceed the lesser of the following:

     (a) One-half the borrower's vested Account Balances (as of the preceding Valuation Date), or

     (b)  $50,000 (as adjusted in paragraph (c) below).

     (c)  Adjustment to $50,000 Limit:

          The $50,000 limit in paragraph (b) shall be further reduced by the highest outstanding loan balance from the Plan to the borrower during the one-year period ending on the day before such loan was made.

13.3 Default:

     In the event that a borrower (a) files a petition in bankruptcy or makes any assignment for the benefit of creditors or similar action intended to adjust the rights of creditors, (b) becomes the subject of any involuntary petition in bankruptcy which is not dismissed within thirty (30) days of its filing, or (c) fails to make a payment on the loan on the date such payment is due, or (d) does not otherwise repay a loan in accordance with the terms of the loan application form and/or the promissory note, the borrower will be considered to be in default on the loan at the end of the calendar quarter following the calendar quarter in which such event occurs. The Committee shall declare the loan due and payable, treat the outstanding principal and interest as a taxable distribution to the Participant, and reduce the Participant's Account Balance by the amount of the outstanding principal and interest owing on the promissory note, if there is a distributable event, as described by Code Section 401(k)(2)(B). If there is no distributable event, there shall be a deemed distribution of the promissory note from the Borrower's vested Account Balance.

                                EXECUTION OF PLAN

     IN WITNESS WHEREOF, Diamond Walnut Growers, Inc. has caused the Diamond of California 401(k) Plan, restated effective April 1, 2001, to be executed by its duly authorized officers this 28th day of March, 2001.

                                        DIAMOND WALNUT GROWERS, INC.


                                        By /s/ Michael P. Riley
                                           -------------------------------------

                                        Title  V.P. & C.F.O.
                                              ----------------------------------